   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 10, 1998.

                                                      REGISTRATION NO. 333-67713
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                 MAXIMUS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      VIRGINIA                                             54-1000588
  (STATE OR OTHER JURISDICTION OF INCORPORATION OR           (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                    ORGANIZATION)

            1356 BEVERLY ROAD, MCLEAN, VIRGINIA 22101 (703) 734-4200 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                                DAVID V. MASTRAN
                            CHIEF EXECUTIVE OFFICER
                                 MAXIMUS, INC.
                               1356 BEVERLY ROAD
                             MCLEAN, VIRGINIA 22101
                                 (703) 734-4200
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                WITH COPIES TO:

              LYNNETTE C. FALLON, ESQ.                                ROBERT F. WALL, ESQ.
                 PALMER & DODGE LLP                                   R. CABELL MORRIS, JR.
                  ONE BEACON STREET                                     WINSTON & STRAWN
          BOSTON, MASSACHUSETTS 02108-3190                            35 WEST WACKER DRIVE
                   (617) 573-0100                                 CHICAGO, ILLINOIS 60601-9703
                                                                         (312) 558-5600

                           -------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-67713

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                           -------------------------

                        CALCULATION OF REGISTRATION FEE

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                                                                PROPOSED MAXIMUM        PROPOSED MAXIMUM
      TITLE OF EACH CLASS OF             AMOUNT TO BE          OFFERING PRICE PER      AGGREGATE OFFERING         AMOUNT OF
   SECURITIES TO BE REGISTERED            REGISTERED                SHARE(1)                PRICE(1)           REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value........     230,000 shares(2)             $32.50                $7,475,000               $2,079
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457 of the Securities Act of 1933.

(2) Includes a total of 30,000 shares that are subject to over-allotment options granted to the Underwriters.

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--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed with respect to the registration of additional shares of common stock, no par value per share, of MAXIMUS, Inc., a Virginia corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-67713) (the "Earlier Registration Statement") are incorporated in this Registration Statement by reference. The form of Prospectus contained in the Earlier Registration Statement will reflect the aggregate amount of securities registered in this Registration Statement and the Earlier Registration Statement.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean, Commonwealth of Virginia, on December 10, 1998.

                                          MAXIMUS, INC.

                                          By: /s/ F. ARTHUR NERRET
                                              ---------------------------
                                              F. Arthur Nerret
                                              Chief Financial Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                         TITLE                     DATE


/s/ DAVID V. MASTRAN*           President, Chief Executive    December 10, 1998
------------------------------- Officer and Director
David V. Mastran                (Principal Executive
                                Officer)


/s/ RAYMOND B. RUDDY*           Chairman of the Board of      December 10, 1998
------------------------------- Directors
Raymond B. Ruddy


/s/ F. ARTHUR NERRET            Chief Financial Officer       December 10, 1998
------------------------------- (Principal Financial and
F. Arthur Nerret                Accounting Officer)


/s/ RUSSELL A. BELIVEAU*        Director                      December 10, 1998
-------------------------------
Russell A. Beliveau


/s/ JESSE BROWN*                Director                      December 10, 1998
-------------------------------
Jesse Brown

         SIGNATURE                      TITLE                    DATE


/s/ MARGARET CARRERA*          Vice-Chairwoman of the        December 10, 1998
-----------------------------  Board and Director
Margaret Carrera


/s/ LOUIS E. CHAPPUIE*         Director                      December 10, 1998
-----------------------------
Louis E. Chappuie


/s/ LYNN P. DAVENPORT*         Director                      December 10, 1998
-----------------------------
Lynn P. Davenport


/s/ ROBERT J. MUZZIO*          Director                      December 10, 1998
-----------------------------
Robert J. Muzzio


/s/ SUSAN D. PEPIN*            Director                      December 10, 1998
-----------------------------
Susan D. Pepin


/s/ PETER B. POND*             Director                      December 10, 1998
-----------------------------
Peter B. Pond


*By: /s/ F. ARTHUR NERRET
     -------------------------
     F. Arthur Nerret
     Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
  NO.                             DESCRIPTION


  5       Opinion of Palmer & Dodge LLP. Filed herewith.

 23.1     Consent of Ernst & Young LLP, independent auditors. Filed herewith.

 23.2     Consent of Grant Thornton LLP, independent auditors. Filed herewith.

 23.3     Consent of Palmer & Dodge LLP. Included in Exhibit 5.

 24       Power of Attorney (1).


---------

(1) Filed with the Company's Registration Statement on Form S-3 (Registration No. 333-67713).